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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): January 15, 2004
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Commission    Registrant, State of Incorporation,      I.R.S. Employer
File Number      Address and Telephone Number       Identification Number
------------  -----------------------------------   ---------------------

  1-7297      Nicor Inc.                               36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500



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Item 5.   Other Events and Regulation FD Disclosure
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The following is filed as an exhibit to this report.

Exhibit
Number       Description
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99.1         Press release of Nicor Inc. issued January 15, 2004.




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Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 Nicor Inc.


Date  January 15, 2004                          /s/ RICHARD L. HAWLEY
      ----------------                          ---------------------
                                                Richard L. Hawley
                                                Executive Vice President and
                                                Chief Financial Officer




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Exhibit Index
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  Exhibit
  Number                        Description of Document
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   99.1          Press release of Nicor Inc. issued January 15, 2004.